UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 25, 2017
RESOURCES CONNECTION, INC.

Delaware	0-32113	33-0832424
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
17101 Armstrong Avenue, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(714) 430-6400

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 20, 2017, the board of directors of Resources Connection, Inc. (“Resources” or “the Company”) declared a regular quarterly dividend of $0.11 per share on the Company’s common stock.  The dividend is payable on June 15, 2017, to shareholders of record at the close of business on May 18, 2017.  The Company’s board of directors will assess and approve future dividends quarterly.

Item 9.01  Financial Statements and Exhibits.

(c)         Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release entitled “Resources Global Professionals Announces Dividend Payment Date,” issued April 25, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCES CONNECTION, INC.

Date: April 25, 2017
By: /s/ Kate W. Duchene
Kate W. Duchene
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release issued April 25, 2017.